Filed under Rule 497(k)

Registration No. 333-53589

VALIC Company II

Small Cap Growth Fund

(the “Fund”)

Supplement dated December 22, 2016, to the Fund’s

Summary Prospectus dated January 1, 2016, as amended

The following changes are effective immediately:

In the section entitled “Fund Summary: Small Cap Growth Fund – Investment Adviser,” the portfolio manager disclosure with respect to J.P. Morgan Investment Management Inc. (“JPMorgan”) is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Eytan Shapiro	2007	Portfolio Manager of the U.S. Small Cap Growth Strategy

Greg Tuorto	2016	Portfolio Manager of the U.S. Small Cap Growth Strategy

Felise Agranoff	2016	Portfolio Manager of the U.S. Small Cap Growth Strategy

Matthew Cohen	2016	Portfolio Manager of the U.S. Small Cap Growth Strategy